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                             COLUMBUS FUNDS, INC.

                          Columbus Low Duration Fund
                          Columbus Intermediate Fund
                              Columbus Core Fund
                            Columbus Core Plus Fund
                      Columbus Corporate Opportunity Fund

                             PROSPECTUS SUPPLEMENT
                             Dated January 7, 2004

Funds Available
The Company is currently offering shares of the Columbus Corporate Opportunity Fund to investors. Shares of the Columbus Low Duration Fund, Columbus Intermediate Fund, Columbus Core Fund and Columbus Core Plus Fund are not currently being offered.